Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Supplement to Prospectus Dated March 1, 2017

Frontier Silk Invest New Horizons Fund

Institutional Class Shares (FSNHX)

Service Class Shares (FNHSX)

Frontegra Asset Management, Inc. (“Frontegra”) and Silk Invest Limited (“Silk”) have mutually agreed to terminate the subadvisory agreement between Frontegra and Silk (the “Subadvisory Agreement”) under which Silk has served as subadviser to the Frontier Silk Invest New Horizons Fund (the “Fund”).  The effective date of such termination is February 28, 2018, subject to any extension approved by the Board of Directors (“Board”) of Frontier Funds, Inc. At the next meeting of the Board in the fourth quarter of 2017, the Board will consider possible alternatives for the Fund following the termination of the Subadvisory Agreement, which may include the reorganization of the Fund with another mutual fund or the liquidation of the Fund. More information will be provided to shareholders of the Fund in the coming months.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is October 20, 2017.